Exhibit 10(h)-5

FOURTH SUPPLEMENT TO THE
CAPACITY AND ENERGY SALES AGREEMENT
FROM PENNSYLVANIA POWER & LIGHT COMPANY (PP&L)
TO BALTIMORE GAS & ELECTRIC COMPANY (BG&E)

	Fourth Supplement (Fourth Supplemental Agreement) dated July 2, 1992 to the Capacity and Energy Sales Agreement (Basic
Agreement), dated January 28, 1988, as supplemented by a First
Supplemental Agreement dated August 10, 1988, and by a Third
Supplemental Agreement dated May 24, 1991 between Pennsylvania
Power & Light Company and Baltimore Gas & Electric Company.

	1. This supplemental agreement shall become effective on June 1, 1992, unless otherwise ordered by the Federal Energy Regulatory Commission. The terms and conditions of the Basic Agreement, as supplemented by the First Supplemental Agreement and the Second Supplemental Agreement, and the Third Supplemental Agreement, shall remain in full force and effect, except as amended herein.

	2.  Exhibit C Revision No. 2 shall be amended to read:

	      "The Installed Capacity Rate shall be $193 per megawatt per day."

	    Such amended Exhibit C Revision No. 2 is reflected on
Exhibit C Revision No. 3, attached hereto and made a part hereof, which supersedes Exhibit C Revision No. 2.

                              PENNSYLVANIA POWER & LIGHT COMPANY

                              By:  ___/s/_______________________

WITNESS:                      Name: __F. A. Long________________
                                      Sr. Vice President-
                                      System Power &
_________________________     Title:__Engineering_______________
Cheryl D. Cincilla

                              BALTIMORE GAS AND ELECTRIC COMPANY

                              By:  __/s/________________________

WITNESS:                      Name: __Herbert D. Coss, Jr.______

                                      Vice President-Electric
                                      Interconnection &
_________________________     Title: _Transmission______________

                                            EXHIBIT C
                                            REVISION NO. 3

                  INSTALLED CAPACITY RATE

	The Installed Capacity Rate shall be $193 per megawatt per day.